UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2012

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AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

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Florida	0-24185	65-0636168
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

444 Washington Blvd., Suite 3338, Jersey City, New Jersey 07310
(Address of Principal Executive Office) (Zip Code)

(646) 367 1747
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 11, 2012, the Chief Executive Officer and Chief Financial Officer of the Registrant, pursuant to authority from the Board of Directors, concluded that the following financial statements should no longer be relied upon:

●	Financial statements for the year ended June 30, 2011, as published in the Registrant’s Annual Report on Form 10-K for the year ended June 30, 2011;
●	Financial statements for the period ended September 30, 2011, as published in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011;
●	Financial statements for the period ended December 31, 2011, as published in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2011; and
●	Financial statements for the period ended March 31, 2012, as published in the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

The conclusion was reached by management because they determined that a deferred tax asset in the amount of $2,614,817 was improperly valued as an asset as of June 30, 2011 and should be eliminated in its entirety.  Upon review, management decided that the Registrant did not have sufficient competent evidence to support its conclusion that the Registrant would earn taxable income in the future against which it could realize the benefit of its net operating loss carryforwards.

The write-off of the deferred tax asset will result in a decrease in total assets as of June 30, 2011 by $2,614,817 and an increase in net loss and accumulated loss for each reporting period in the affected financial statements.  The write-off will not affect recorded revenues, cost of revenues or operating expenses.

The Company will file as soon as possible an amended 2011 Annual Report on Form 10-K/A and amended Quarterly Reports on Form 10-Q/A that will contain restated consolidated balance sheets, consolidated statement of operations, consolidated statement of stockholders’ equity and consolidated statement of cash flows. In preparing its amended 2011 Annual Report, management also expects to report a material weakness in internal control related to this matter. The Company will also report the effects of the error on the consolidated balance statement, consolidated statement of operations, consolidated statement of stockholders’ equity and consolidated statement of cash flows for the year ended June 30, 2012 expected to be filed on or about September 28, 2012.

The authorized officers of the Company have discussed the matters disclosed in this filing with Paritz & Company, P.A., the independent registered public accounting firm that opined on the Company’s financial statements for the year ended June 30, 2011 and with BDO China Dahua CPA Co., Ltd., the independent registered public accounting firm engaged to opine on the Company’s financial statements for the year ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.

Date: August 16, 2012	By:	/s/ Zhenjiang Yue Zhenjiang Yue, Chief Executive Officer